UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant
Filed by a Party other than the Registrant
Check the appropriate box:

Preliminary Proxy Statement
Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to Section 240.14a-12
FLOTEK INDUSTRIES, INC.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11.

FLOTEK INDUSTRIES, INC. ATTN: ANDREW CARTER
4109 TODD LANE, #200
AUSTIN, TEXAS 78744

Your Vote Counts!

FLOTEK INDUSTRIES, INC.

2023 Special Meeting
Vote by September 4, 2023 11:59 PM ET. For shares held in a Plan, vote by August 30, 2023 11:59 PM ET.

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You invested in FLOTEK INDUSTRIES, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Special Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on September 5, 2023.

Get informed before you vote
View the Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to
August 22, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may
(1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users
Point your camera here and vote without entering a control number

Vote in Person at the Meeting*
September 5, 2023
10:00 AM Central Time

Hyatt Place Houston NW Vintage Park
20330 Tomball Parkway
Meeting Room 1
Houston, TX 77070

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items

Board

1. Approval of the issuance of common stock underlying the February 2023 Pre-Funded Warrant held by ProFrac Holdings II, LLC.
2. Approval of the issuance of common stock underlying the June 2022 Pre-Funded Warrant held by ProFrac Holdings II, LLC.
3. Approval of the adjournment of the Special Meeting, if deemed necessary or appropriate, to solicit additional proxies in favor of any or all of the items set forth herein.

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V20750-S69937